Exhibit 10.10(o)

EIGHTH AMENDMENT

TO THE TRANSFER AND SERVICING AGREEMENT

This Eighth Amendment to the Transfer and Servicing Agreement (“Amendment”) is executed as of this 1st day of December, 2004, by and among COMPUCREDIT FUNDING CORP., a Nevada corporation, as Transferor (the “Transferor”), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer (the “Servicer”), COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, a Nevada business trust, as Issuer (the “Issuer”), and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH:

WHEREAS, the Transferor, the Issuer, the Servicer and the Indenture Trustee executed the Transfer and Servicing Agreement, dated as of July 14, 2000 (as amended, the “Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Agreement on the terms and conditions hereinafter set forth in accordance with the first sentence of Section 10.01(a) of the Agreement:

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendment of the Agreement

1.1 Section 1.01 of the Agreement.

(a) The definition of “Affinity Card Agreement” is amended by deleting it in its entirety and substituting the following language in lieu thereof:

“Affinity Card Agreement” shall mean, as applicable, (i) the CB&T Affinity Card Agreement and (ii) any future affinity card or similar agreement entered into by CompuCredit and an Account Owner.

(b) The following defined terms shall be inserted in the appropriate alphabetical order:

“CB&T Affinity Card Agreement” shall mean the Affinity Card Agreement, dated as of January 6, 1997, among Columbus Bank, CompuCredit and CompuCredit Acquisition Corporation, as such agreement has previously been and may hereafter be amended, modified or supplemented from time to time.

(c) The definition of “Lien” is amended by deleting the reference to “CB&T Receivables Purchase Agreement” in clause (i) and substituting it with a reference to “CB&T Receivables Purchase Agreement or any other Receivables Purchase Agreement.”

(d) The definition of “Receivables” is amended by (i) deleting the reference to “Columbus Bank” and substituting it with a reference to “an Account Owner”, (ii) inserting “, CFC or any Transferor” after “CompuCredit”, and (iii) deleting the reference to “the CB&T Receivables Purchase Agreement” and substituting it with a reference to “a Receivables Purchase Agreement.”

1.2 Section 2.09(c) of the Agreement. Section 2.09(c) is amended by adding the following language to the end of clause (iv): “unless such annual percentage rate is an introductory rate for a period not to exceed nine months from the origination of such Account.”

1.3 Schedule II of the Agreement. Schedule II to the Agreement is deleted and the Schedule II attached hereto as Exhibit A is substituted in its place.

SECTION 2. Miscellaneous

2.1 Ratification. As amended hereby, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.

2.2 Representation and Warranty. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.3 Governing Law; Parties; Severability. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Whenever in this Amendment there is reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Amendment and shall in no way affect the validity or enforceability of the remaining provisions.

2.4 Effectiveness. This Amendment shall be effective as of the date first above written.

2.5 Counterparts. This Amendment may be executed in any number of counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

2.6 Defined Terms. Capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, the Transferor, the Servicer, the Issuer and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

COMPUCREDIT FUNDING CORP., as Transferor

By:
	Name:	Joshua Miller
	Title:	Assistant Secretary

COMPUCREDIT CORPORATION, as Servicer

By:
Name:
Title:

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer

By:	WILMINGTON TRUST FSB, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

[Eighth Amendment to Transfer and Servicing Agreement]